THE LAZARD FUNDS, INC.

Lazard US Equity Focus Portfolio

Supplement to Current Summary Prospectus and Prospectus

The Board of Directors of The Lazard Funds, Inc. (the “Board”) has approved, for Lazard US Equity Focus Portfolio (the “Portfolio”), changing the Portfolio’s subclassification from a “diversified company” to a “non-diversified company” (the “Reclassification”), as such terms are defined in the Investment Company Act of 1940, as amended (the “1940 Act”).  Generally, a fund that is non-diversified may be considerably more concentrated in a smaller number of issuers than a diversified fund.  Pursuant to the 1940 Act, a fund is only permitted to change its status from diversified to non-diversified with the approval of fund shareholders.

The Board has called a meeting of Portfolio shareholders (the “Special Meeting”) to approve the Reclassification. It is currently anticipated that the Notice of Special Meeting and the related Proxy Statement will be mailed in May 2020 to Portfolio shareholders of record at the close of business on April 27, 2020.

Dated:  May 1, 2020